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                                                                    EXHIBIT 10.2

                                                                  Execution Copy

                                 AMENDMENT NO. 3
           TO AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT

     This AMENDMENT NO. 3 is dated as of June 20, 2002 (this "Amendment"), and amends the Amended and Restated Master Loan and Security Agreement, dated as of December 1, 2001, as amended (the "Loan and Security Agreement"), and is between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.

                                   WITNESSETH:

     WHEREAS, the parties hereto desire to make a certain amendment to the Loan and Security Agreement as hereinafter set forth; and

     WHEREAS, pursuant to Section 11.4 of the Loan and Security Agreement, the parties hereto are permitted to amend the Loan and Security Agreement:

     NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions. Capitalized terms used herein but not defined shall have the meanings set forth in the Loan and Security Agreement.

     SECTION 2. Amendment. The Loan and Security Agreement is hereby amended as set forth below:

          (a) The definition of the term "Custodial Agreement" is hereby amended in its entirety as follows:

                "Custodial Agreement" shall mean either the U.S. Bank Custodial Agreement or the Deutsche Bank Custodial Agreement, substantially in the forms attached hereto as Exhibit B. References to the "Custodial Agreement" herein shall mean, the "related Custodial Agreement", "a Custodial Agreement," "any Custodial Agreement" or the "Custodial Agreements", as the context requires.

          (b) The definition of the term "Custodian" is hereby amended in its entirety as follows:

                "Custodian" shall mean either U.S. Bank Trust National Association, as Custodian under the U.S. Bank Trust Custodial Agreement or Deutsche Bank National Trust Company, as Custodian under the Deutsche Bank Custodial Agreement, and each of their successors and permitted assigns thereunder. References to the "Custodian" herein shall mean, the "related Custodian", "a Custodian", "any Custodian" or the "Custodians", as the context requires.

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          (c)  Section 1.1 is hereby amended to add the following defined term after "Delinquent":

               "Deutsche Bank Custodial Agreement" shall mean the Custodial Agreement, dated as of June 1, 2002, among the Borrower, the Lender and Deutsche Bank National Trust Company, as the same shall be modified, supplemented and in effect from time to time.

          (d) Section 1.1 is hereby amended to add the following defined term after "Total Indebtedness":

               "U.S. Bank Custodial Agreement" shall mean the Amended and Restated Custodial Agreement, dated as of the date hereof, among the Borrower, the Lender and U.S. Bank Trust National Association, as the same shall be modified, supplemented and in effect from time to time.

          (e) Section 2.3(c), (d) and (e) are amended in its entirety as follows:

               (c) The Borrower shall release to (i) U.S. Bank Trust National Association, as Custodian under the U.S. Bank Custodial Agreement no later than 12:00 p.m. New York City time, (2) Business Day prior to the requested Funding Date and/or (ii) Deutsche Bank National Trust Company, as Custodian under the Deutsche Bank Custodial Agreement, no later than 1:30 p.m., New York City time (1) Business Day prior to the requested Funding Date (in the case of the first 150 Eligible Mortgage Loans delivered in connection with such Funding Date) plus one (1) additional Business Day prior to any Funding Date (for each additional 100 Eligible Mortgage Loans in excess thereof in connection with such Funding Date), the Mortgage File pertaining to each Eligible Mortgage Loan to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date, in accordance with the terms and conditions of the related Custodial Agreement.

               (d) Pursuant to the related Custodial Agreement, (i) U.S. Bank Trust National Association, as Custodian under the U.S. Bank Custodial Agreement, shall deliver to the Lender and the Borrower no later than 11:00 a.m. New York City time on a Funding Date and (ii) Deutsche Bank National Trust Company as Custodian under the Deutsche Bank Custodial Agreement, shall deliver to the Lender and the Borrower no later than 1:00 p.m. New York City time on a Funding Date, a Trust Receipt (as defined in the related Custodial Agreement) in respect of all Mortgage Loans pledged to the Lender on such Funding Date, and a Mortgage Loan Schedule and Exception Report in accordance with the terms of the related Custodial Agreement. The Borrower acknowledges that the Mortgage Loans listed in the related Exception Report shall not be subject to the Lien of this Loan Agreement.

               (e) Subject to Article V Hereof, such borrowing will the be made available to the Borrower by the Lender transferring, via wire transfer, to the

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          following accounts of the Borrower: (i) with respect to the Mortgage
          Loans held by U.S. Bank Trust National Association, for the A/C of NCM Collateral Account, ABA# 091-000-022, Account #1731-0091-1378, Attn:
          Andrew Lloyd and (ii) with respect to the Mortgage Loans held by Deutsche Bank National Trust Company, ABA # 021001033, Account #01419663, Attn: New Century, in the aggregate amount of such borrowing in funds immediately available to the Borrower.

     SECTION 3. Survival. Except as expressly amended hereby, the Loan and Security Agreement shall continue in full force and effect in accordance with the provisions thereof and the Loan and Security Agreement is in all respects hereby ratified, confirmed and preserved. This Amendment and all its provisions shall be deemed a part of the Loan and Security Agreement in the manner and to the extent herein provided.

     SECTION 4. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     SECTION 5. Governing Law. This Amendment shall be governed by New York law without reference to its choice of law doctrine.

     SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                                      * * *

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed as of this 20th day of June, 2002.

                                             NC CAPITAL CORPORATION

                                             By:  /s/  Kevin Cloyd
                                                  ------------------------------
                                             Name:
                                             Title:   President


                                             MORGAN STANLEY DEAN WITTER
                                             MORTGAGE CAPITAL INC.

                                             By: /s/ Andrew B. Neuberger
                                                --------------------------------
                                             Name:
                                             Title    Vice President